UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

FORGE NANO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43517	41-2980280
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer identification number)

12300 Grant Street, Suite 100 Thornton, CO	80241
(Address of principal executive offices)	(Zip Code)

(720) 259-8579
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NANO	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NANOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 5, 2026, Forge Nano issued a press release announcing the completion of its acquisition of HzO. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated November 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking information about, among other topics, the acquisition of HzO. All statements, other than statements of present or historical fact, included in this Current Report on Form 8-K regarding the acquisition, the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the current expectations and assumptions of Forge Nano’s management about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Forge Nano disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K.

Forge Nano cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Forge Nano. Risks and uncertainties include, among other things: (i) risks related to Forge Nano’s ability to realize the anticipated benefits of the acquisition of HzO, which may be affected by, among other things, competition and the ability of Forge Nano to grow and manage growth profitably following the acquisition; (ii) risks related to changes in applicable laws or regulations; (iii) risks related to Forge Nano’s ability to successfully develop and deploy new technologies to address the needs of its customers; (iv) risks related to the effects of competition on Forge Nano’s business, financial condition and results of operations; (v) risks related to the availability and cost of the raw materials necessary for the production of Forge Nano’s products; (vi) risks related to Forge Nano’s ability to meet the specifications and requirements of its customers or adequately provide them with effective support and services; (vii) risks related to delays in the construction and operation of production facilities; (viii) risks related to intellectual property infringement, data protection, and other losses; (ix) risks related to the combined company’s ability to operate effectively as a public company, including its ability to implement controls and procedures required for public companies; (x) risks related to changes in domestic and foreign business, market, financial, political and legal conditions; and (xi) risks related to the possibility that Forge Nano may be adversely affected by other economic, business, and/or competitive factors. There may be additional risks that Forge Nano presently does not know or that Forge Nano currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K materialize, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed or implied in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Forge Nano’s periodic filings with the SEC. These SEC filings are available free of charge on the SEC’s website at www.sec.gov.

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You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Forge Nano described in the “Risk Factors” and “Forward-Looking Statements” sections of the Registration Statement on Form S-4, which was declared effective by the SEC on September 22, 2026, and other documents filed or to be filed by Forge Nano from time to time with the SEC, all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Forge Nano assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Forge Nano does not give any assurance that it will achieve its expectations.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORGE NANO HOLDINGS, INC.

By:	/s/ Paul Lichty
Paul Lichty
Chief Executive Officer

Date: November 5, 2026

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